UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 19, 2005


                             ACTIVANT SOLUTIONS INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                   333-49389                   94-2160013
(State or other jurisdiction        (Commission               (I.R.S. employer
     of incorporation)              file number)             identification no.)


         804 LAS CIMAS PARKWAY
              AUSTIN, TEXAS                                    78746
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (512) 328-2300

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.        REGULATION FD DISCLOSURE.

         On August 19, 2005, Activant Solutions Inc. (the "Company") issued a press release announcing that it will hold a conference call on Thursday, August 25, 2005, at 1:30 p.m. (CST) to discuss the Company's fiscal year 2005 third quarter financial results and its previously announced pending acquisition of Prophet 21, Inc. Interested parties may listen to the call by calling 888-790-1712. The password for the dial-in number will be "Activant." An archived recording will be available for two weeks starting one hour after the completion of the conference call by dialing 800-819-5743, pass code 5868. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits 99.1 Press Release dated August 19, 2005.



























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ACTIVANT SOLUTIONS INC.

Date:  August 19, 2005                  By: /s/ Richard W. Rew, II
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                                            Name: Richard W. Rew, II
                                            Title: General Counsel & Secretary
























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